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                                   EXHIBIT 4
                           Form of Stock Certificate




                                      E-4
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                                                              [LOGO]
                                                     AZTEC MANUFACTURING CO.


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
INCORPORATED UNDER THE LAWS                                                                    COMMON STOCK
 OF THE STATE OF TEXAS                                                                        PAR VALUE $1.00


==============================                                                         ==============================
          NUMBER                                                                                   SHARES
      C                                                  [PICTURE]
==============================                                                         ==============================

  THIS CERTIFICATE IS TRANSFERABLE                                                       SEE REVERSE SIDE FOR CERTAIN
IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK                                                DEFINITIONS AND LIMITATIONS

                                                    AZTEC MANUFACTURING CO.

  This Certifies that







  is the owner of

                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Aztec Manufacturing Co. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto.
     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the               facsimile signatures of its duly authorized officers.
                                                                                Dated:

            /s/ L. C. Martin                                [SEAL]              COUNTERSIGNED AND REGISTERED:
            CHAIRMAN OF THE BOARD                                                 COMPUTERSHARE INVESTOR SERVICES, LLC
                                                                                                   TRANSFER AGENT AND REGISTRAR
                                                                                BY
            /s/ SAM ROSEN                                                                                     AUTHORIZED SIGNATURE
              SECRETARY
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                            AZTEC MANUFACTURING CO.

     PRE-EMPTIVE RIGHTS. ARTICLE IX OF THE COMPANY'S ARTICLES OF INCORPORATION PROVIDES THAT NO SHAREHOLDER OR OTHER PERSON SHALL HAVE ANY PRE-EMPTIVE RIGHTS WHATSOEVER.

     The Corporation will furnish to any shareholder, upon request and without charge, a statement of the powers, designations, relative rights, preferences and limitations of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM  - as tenants in common                       UNIF GIFT MIN ACT- _____________Custodian _______________
     TEN ENT  - as tenants by the entireties                                     (Cust)                  (Minor)
     JT TEN   - as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants
                in common                                                    Act ______________________
                                                                                       (State)
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   Additional abbreviations may also be used though not in the above list.



For Value Received_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

_________________________________________________________________________ Shares

of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint__________________________________________________________

________________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated__________________________




                                                    X___________________________
                           NOTICE:                           (SIGNATURE)
                     THE SIGNATURE(S) TO THIS
                     ASSIGNMENT MUST CORRE-
                     SPOND WITH THE NAME(S) AS   ->
                     WRITTEN UPON THE FACE OF
                     THE CERTIFICATE IN EVERY
                     PARTICULAR WITHOUT ALTER-
                     ATION OR ENLARGEMENT OR        X___________________________
                     ANY CHANGE WHATEVER.                    (SIGNATURE)

                                                    ____________________________

This certificate also evidences and entitles the    THE SIGNATURES(S) SHOULD BE
holder hereof to certain Rights as set forth in     GUARANTEED BY AN ELIGIBLE
the Rights Agreement dated as of January 7, 1999    GUARANTOR INSTITUTION (BANKS
by and between Aztec Manufacturing Co. (the         STOCKBROKERS, SAVINGS AND
"Company") and Harris Trust and Savings Bank, as    LOAN ASSOCIATIONS AND CREDIT
Rights Agent (the "Rights Agreement"), the terms    UNIONS WITH MEMBERSHIP IN AN
of which are hereby incorporated herein by          APPROVED SIGNATURE GUARANTEE
reference and a copy of which is on file at the     MEDALLION PROGRAM, PURSUANT
principal offices of the Company. Under certain     TO S.E.C: RULE 17Ad-15.
circumstances, as set forth in the Rights           ____________________________
Agreement, such Rights will be evidenced by
separate certificates and will no longer be         SIGNATURE(S) GUARANTEED BY:
evidenced by this certificate. The Company will
mail to the holder of this certificate a copy
of the Rights Agreement, as in effect on the date
of mailing, without charge promptly after receipt
of a written request therefor. Under certain
circumstances set forth in the Rights Agreement,
Rights issued to or held by any Person who is, was
or becomes an Acquiring Person or any Affiliate
or Associate thereof (as such terms are defined in
the Rights Agreement), whether currently held by
or on behalf of such Person or by any subsequent
holder, may become null and void.                   ____________________________